UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

Commission file number 000-23446

SUGARMADE, INC.
(Exact name of registrant as specified in its charter)

Delaware	94-3008888
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

(888) 982-1628
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Sugarmade Inc., a Delaware corporation (the “Company”) makes the following disclosures pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934, generally referred to as Regulation FD Disclosure.

On November 14, 2018, the Company filed Form NT 10-Q Notification of Inability to timely file Form 10-Q for the quarterly period ending September 30, 2018. On October 26, 2018, the Company received a letter from its auditing firm (the “Auditor Letter”) stating, “Due to the recent state of emergencies from hurricanes Florence and Michael, our ability to timely complete our audit procedures was affected…”. The Auditor Letter references Securities and Exchange Act of 1934, (the “SEC”) Release No. 34-84440 dated October 16, 2018 (the “October 16th Order”). A copy of Release No. 34-84440 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Pursuant to Section I of the October 16th Order, the SEC has established a time period for relief with respect to those persons or entities affected by Hurricane Michael, for the period from and including October 10, 2018 to November 21, 2018, all reports, schedules or forms must be filed on or before November 23, 2018.

With Form 10-Q for the quarterly period ending September 30, 2018 due to be filed with the Securities Exchange Commission on November 15, 2018, the Company’s auditing firm is still being affected by the condition previously outlined, thus the Company is filing Form NT (Notification of Inability to timely file Form 10-Q) for the quarterly period ending September 30, 2018.

The Company continues to be responsive to our auditor firm’s requests for information and is working in conjunction with the auditor’s staff in order to complete the required filings and plans to submit such filing as soon as is possible.

FORWARD-LOOKING STATEMENTS: This filing contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. At this time there are no assurances the Company’s acquisition efforts will be successful.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Securities and Exchange Act of 1934 Release No. 34-84440 dated October 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: November 15, 2018	By:	/s/ Jimmy Chan
Name: Jimmy Chan
Title: Chief Executive Officer

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